                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:


We consent to the use of our report for Casa Bonita Restaurants included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/     KPMG PEAT MARWICK LLP

Orange County, California

September 22, 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:


We consent to the use of our report for North's Restaurants included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/     KPMG PEAT MARWICK LLP

Portland, Oregon

September 22, 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:


We consent to the use of our report for Star Buffet, Inc. included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/     KPMG PEAT MARWICK LLP

Orange County, California

September 22 1997

                                                                    EXHIBIT 23.2

The Board of Directors

Star Buffet, Inc.:


We consent to the use of our report for HTB Restaurants, Inc. included herein and to the reference to our firm under the headings "Selected Combined Financial Data" and "Experts" in the prospectus.

                                          /s/     KPMG PEAT MARWICK LLP

Orange County, California

September 22, 1997